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                                                                    EXHIBIT 23.3

                       CONSENT OF FISH & RICHARDSON P.C.

     We consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-1 and related Prospectus of Circe Biomedical, Inc.

                                            /s/ Charles C. Winchester

                                            FISH & RICHARDSON P.C.

Boston, Massachusetts
June 19, 1997